UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1806

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Waddell & Reed Advisors Vanguard Fund, Inc.

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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

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(Address of principal executive offices) (Zip code)

Kristen A. Richards

6300 Lamar Avenue

Overland Park, Kansas 66202

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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

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Date of fiscal year end: June 30, 2003

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Date of reporting period: June 30, 2003

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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Waddell & Reed Advisors Funds

Vanguard Fund

Annual Report
June 30, 2003

CONTENTS
3	Manager's Discussion
6	Performance Summary
8	Portfolio Highlights
9	Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
26	Independent Auditors' Report
27	Income Tax Information
28	Directors & Officers
35	Annual Privacy Notice
37	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Vanguard Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
June 30, 2003

An interview with Daniel P. Becker, CFA, portfolio manager of the Waddell & Reed Advisors Vanguard Fund, Inc.

This report relates to the operation of the Waddell & Reed Advisors Vanguard Fund, Inc. for the fiscal year ended June 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund underperformed its benchmark index for the fiscal year. The Fund's Class A shares declined 0.57 percent, before the impact of sales load, and declined 6.28 percent including sales load impact. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 0.26 percent over the same period, and the Lipper Large-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 0.83 percent over the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

The Fund was underweighted in some of the large stocks that make up a significant part of the indices, and performance was hurt when these large companies performed well later in the year. (However, this underweight benefited the Fund earlier in the period, when these stocks performed poorly.) Large holdings in healthcare companies early in the year, and select technology companies later in the fiscal year, had a positive effect on performance relative to the benchmark.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The fiscal year was characterized by a massive collapse in economic growth driven primarily by the capital spending and industrial-cyclical-linked industries in the second half of 2002, followed by the Iraq war and a surge of confidence after its conclusion. Companies have been very quick to restructure, reducing employee levels, capital spending and research and development. In our view, these further cuts deepened the economic problems and were responsible for the sharpest decline in corporate profits in decades. Stocks leveraged to these cyclical events did very poorly in 2002, and then recovered from very depressed levels during the first part of 2003.

What strategies and techniques did you employ that specifically affected the Fund's performance?

During the middle of 2002, we felt it was appropriate to start positioning the Fund to benefit from a possible economic recovery. We felt the recovery would appear by early 2003, and added to positions in technology and decreased positions in less economically leveraged stocks in consumer-related areas. The performance of the Fund was initially hurt by these moves, but by late 2002, performance had been enhanced by this strategy, which continues into 2003.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

During the first part of the fiscal year, we emphasized the pharmaceutical, tobacco, financial and biotech industries. We tried to establish a balance between what we felt were high quality, very profitable stable businesses and those that we believed were less profitable and set to improve as the economy improved. We viewed the probability of an eventual improvement much more likely than that of continued declines, and thus positioned the Fund more aggressively, which continues into the current fiscal year.

Looking forward, we are shifting our balance between those companies that we feel benefit from stronger economic growth and those whose profits are relatively immune to economic fluctuations. We are emphasizing biotech, capital spending and financial-related companies. As we go forward into 2004, we expect to further increase our exposure to economically linked industries and decrease our holdings in more stable businesses.

Respectfully,

Daniel P. Becker
Manager
Waddell & Reed Advisors
Vanguard Fund, Inc.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Vanguard Fund, Inc., Class A Shares(1)	$21,278
S&P 500 Index	$25,386
Lipper Large-Cap Growth Funds Universe Average	$19,534

	Waddell & Reed Advisors Vanguard Fund, Inc., Class A Shares	S & P 500 Index	Lipper Large- Cap Growth Funds Universe Average
09-30-93	$ 9,425	$10,000	$10,000
09-30-94	10,543	10,368	10,071
09-30-95	13,370	13,453	12,961
09-30-96	13,850	16,188	15,177
09-30-97	17,120	22,744	20,111
09-30-98	17,764	24,814	21,397
09-30-99	24,290	31,715	29,247
09-30-00	36,654	35,915	37,988
06-30-01	25,552	30,885	26,513
06-30-02	21,399	25,319	19,698
06-30-03	21,278	25,386	19,534

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y
1-year period ended 6-30-03	-6.28%	-5.97%	-1.90%	-0.14%
5-year period ended 6-30-03	0.42%	-	-	1.93%
10-year period ended 6-30-03	8.57%	-	-	-
Since inception of Class(3) through 6-30-03	-	-6.09%	-5.44%	6.29%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)10-4-99 for Class B shares and Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF VANGUARD FUND

Vanguard Fund

GOAL

Seeks the appreciation of your investment.

Strategy

Invests primarily in a diversified portfolio of common stocks issued by growth-oriented large to medium sized U.S. and foreign companies believed to have appreciation possibilities.

Founded

1969

Scheduled Dividend Frequency

Semiannually (June and December)

Performance Summary - Class A Shares
Per Share Data
For the Fiscal Year Ended June 30, 2003
Net asset value on
6-30-03	$7.03
6-30-02	7.07
Change per share	$(0.04)

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF VANGUARD FUND

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return(A)	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)
1-year period ended 6-30-03	-6.28%	-0.57%	-5.97%	-2.05%
5-year period ended 6-30-03	0.42%	1.62%	-	-
10-year period ended 6-30-03	8.57%	9.21%	-	-
Since inception of Class(F)	-	-	-6.09%	-5.48%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).
Average Annual Total Return(A)
Period	Class C(B)	Class Y(C)
1-year period ended 6-30-03	-1.90%	-0.14%
5-year period ended 6-30-03	-	1.93%
10-year period ended 6-30-03	-	-
Since inception of Class(D)	-5.44%	6.29%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-4-99 for Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF VANGUARD FUND

Portfolio Highlights

On June 30, 2003, Waddell & Reed Advisors Vanguard Fund, Inc. had net assets totaling $1,547,119,707 invested in a diversified portfolio of:

99.28% Common Stocks
0.72% Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Vanguard Fund, Inc., for every $100 you had invested on June 30, 2003, your Fund owned:
Technology Stocks	$35.81
Health Care Stocks	$29.23
Financial Services Stocks	$11.76
Energy Stocks	$5.95
Retail Stocks	$4.42
Consumer Nondurables Stocks	$3.35
Consumer Durables Stocks	$3.08
Miscellaneous Stocks	$2.95
Raw Materials Stocks	$1.66
Business Equipment and Services Stocks	$1.07
Cash and Cash Equivalents	$0.72

THE INVESTMENTS OF VANGUARD FUND
June 30, 2003

COMMON STOCKS	Shares	Value

Banks - 4.23%
Bank of America Corporation	356,300	$ 28,158,389
Wells Fargo & Company	740,700	37,331,280
		65,489,669
Beverages - 1.07%
Anheuser-Busch Companies, Inc.	324,400	16,560,620

Business Equipment and Services - 1.07%
Manpower Inc.	444,900	16,501,341

Chemicals - Specialty - 1.66%
Praxair, Inc.	428,600	25,758,860

Communications Equipment - 2.48%
Cisco Systems, Inc.*	2,298,500	38,373,457

Computers - Micro - 1.90%
Dell Computer Corporation*	921,900	29,385,563

Computers - Peripherals - 21.34%
Amdocs Limited*	1,645,600	39,494,400
Check Point Software Technologies Ltd.*	1,242,000	24,225,210
EMC Corporation*	7,767,889	81,329,798
Electronic Arts Inc.*	537,800	39,783,755
Microsoft Corporation	1,869,600	47,880,456
SAP Aktiengesellschaft, ADR	2,501,800	73,102,596
VERITAS Software Corporation*	845,600	24,302,544
		330,118,759
Consumer Electronics - 1.65%
Harman International Industries, Incorporated	321,700	25,459,338

Electronic Components - 9.10%
Analog Devices, Inc.*	1,407,100	48,995,222
Linear Technology Corporation	774,300	25,002,147
Maxim Integrated Products, Inc.	609,000	20,800,395
Microchip Technology Incorporated	995,300	24,454,521
Xilinx, Inc.*	849,300	21,483,043
		140,735,328

Electronic Instruments - 0.99%
Applied Materials, Inc.*	966,400	15,312,608

Finance Companies - 1.61%
Capital One Financial Corporation	507,100	24,939,178

See Notes to Schedule of Investments on page 11.

Health Care - Drugs - 18.77%
Amgen Inc.*	1,803,700	$ 119,873,902
Forest Laboratories, Inc.*	511,500	28,004,625
Gilead Sciences, Inc.*	917,600	50,968,092
Pfizer Inc.	1,597,725	54,562,309
Teva Pharmaceutical Industries Limited, ADR	649,200	36,939,480
		290,348,408
Health Care - General - 5.31%
Boston Scientific Corporation*	375,300	22,930,830
Johnson & Johnson	281,100	14,532,870
Zimmer Holdings, Inc.*	991,100	44,649,055
		82,112,755
Hospital Supply and Management - 5.15%
Health Management Associates, Inc., Class A	814,200	15,021,990
Medtronic, Inc.	1,349,000	64,711,530
		79,733,520
Hotels and Gaming - 1.64%
International Game Technology*	248,300	25,408,539

Insurance - Property and Casualty - 0.06%
Travelers Property Casualty Corp., Class A	18,793	298,809
Travelers Property Casualty Corp., Class B	38,613	608,927
		907,736
Motor Vehicle Parts - 1.35%
AutoZone, Inc.*	276,000	20,967,720

Motor Vehicles - 0.08%
Harley-Davidson, Inc.	31,300	1,247,618

Multiple Industry - 1.31%
Garmin Ltd.*	509,500	20,323,955

Petroleum - Services - 5.95%
BJ Services Company*	738,100	27,575,416
Smith International, Inc.*	1,753,500	64,423,590
		91,999,006
Retail - General Merchandise - 4.42%
Dollar General Corporation	958,700	17,505,862
Kohl's Corporation*	384,400	19,750,472
Target Corporation	262,700	9,940,568
Wal-Mart Stores, Inc.	394,000	21,145,980
		68,342,882

See Notes to Schedule of Investments on page 11.

Security and Commodity Brokers - 5.86%
Goldman Sachs Group, Inc. (The)	544,200	$ 45,576,750
SLM Corporation	1,153,200	45,170,844
		90,747,594
Tobacco - 2.28%
Altria Group, Inc.	775,800	35,252,352

TOTAL COMMON STOCKS - 99.28%		$1,536,026,806
(Cost: $1,293,770,805)

TOTAL SHORT-TERM SECURITIES - 0.83%		$ 12,761,142
(Cost: $12,761,142)
TOTAL INVESTMENT SECURITIES - 100.11%		$1,548,787,948
(Cost: $1,306,531,947)

LIABILITIES, NET OF CASH AND OTHER ASSETS -(0.11%)		(1,668,241)

NET ASSETS - 100.00%		$1,547,119,707

Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.
 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES VANGUARD FUND June 30, 2003 (In Thousands, Except for Per Share Amounts)
ASSETS
Investment securities - at value (cost - $1,306,532)
(Notes 1 and 3)	$1,548,788
Receivables:
Fund shares sold
2,203
Dividends and interest
560
Prepaid insurance premium	32
Total assets
1,551,583
LIABILITIES
Payable to Fund shareholders	3,607
Accrued shareholder servicing (Note 2)	398
Accrued service fee (Note 2)	285
Accrued management fee (Note 2)	29
Accrued distribution fee (Note 2)	21
Accrued accounting services fee (Note 2)	10
Other	113
Total liabilities
4,463
Total net assets
$1,547,120
NET ASSETS
$1.00 par value capital stock:
Capital stock
$220,330
Additional paid-in capital
1,339,173
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss
(36)
Accumulated undistributed net realized loss on investment transactions
(254,603)
Net unrealized appreciation in value of investments	242,256
Net assets applicable to outstanding units of capital
$1,547,120
Net asset value per share (net assets divided by shares outstanding):
Class A
$7.03
Class B
$6.69
Class C
$6.70
Class Y
$7.14
Capital shares outstanding:
Class A
209,629
Class B
6,054
Class C
1,742
Class Y
2,905
Capital shares authorized	600,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS VANGUARD FUND For the Fiscal Year Ended June 30, 2003 (In Thousands)
INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $70)
$ 12,395
Interest and amortization
1,512
Total income
13,907
Expenses (Note 2):
Investment management fee
9,715
Shareholder servicing:

Class A
4,250
Class B
315
Class C
71
Class Y
17
Service fee:
Class A
3,247
Class B
84
Class C
20
Distribution fee:
Class A
171
Class B
252
Class C
59
Accounting services fee	118
Custodian fees	71
Legal fees	30
Audit fees	22
Other	370
Total expenses
18,812
Net investment loss
(4,905)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(89,283)
Realized net loss on purchased options
(4,441)
Realized net loss on investments
(93,724)
Unrealized appreciation in value of investments during the period	77,243
Net loss on investments
(16,481)
Net decrease in net assets resulting from operations
$(21,386)
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS VANGUARD FUND (In Thousands) For the fiscal year ended June 30,	For the fiscal year ended June 30,
	2003	2002

DECREASE IN NET ASSETS
Operations:
Net investment loss	$(4,905)	$(3,223)
Realized net loss on investments	(93,724)	(89,012)
Unrealized appreciation (depreciation)	77,243	(239,035)
Net decrease in net assets resulting from operations
	(21,386)	(331,270)
Distributions to shareholders from realized gains on securities transactions (Note 1E):(1)
Class A
	-	(3,748)
Class B
	-	(80)
Class C
	-	(15)
Class Y
	-	(23)
	-	(3,866)
Capital share transactions (Note 5)	(56,547)	(137,662)
Total decrease	(77,933)	(472,798)
NET ASSETS
Beginning of period	1,625,053	2,097,851
End of period	$1,547,120	$1,625,053
Undistributed net investment loss	$(36)	$(26)
(1)See "Financial Highlights" on pages 15 - 18. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS VANGUARD FUND Class A Shares For a Share of Capital Stock Outstanding Throughout Each Period:
	For the fiscal year ended June 30,		For the fiscal period ended	For the fiscal year ended September 30,
	2003	2002	6-30-01	2000	1999	1998

Net asset value, beginning of period	$7.07	$8.46	$14.17	$10.11	$ 7.50	$9.11

Income (loss) from investment operations:
Net investment income (loss)
	(0.02)	(0.01)	(0.02)	(0.07)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments
	(0.02)	(1.36)	(3.92)	5.00	2.75	0.19

Total from investment operations	(0.04)	(1.37)	(3.94)	4.93	2.73	0.20

Less distributions:
From net investment income
	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)	(0.04)
From capital gains
	(0.00)	(0.02)	(1.51)	(0.87)	(0.11)	(1.77)
In excess of capital gains
	(0.00)	(0.00)	(0.26)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.02)	(1.77)	(0.87)	(0.12)	(1.81)

Net asset value, end of period	$7.03	$7.07	$ 8.46	$14.17	$10.11	$7.50

Total return(1)	-0.57%	-16.25%	-30.29%	50.91%	36.74%	3.76%
Net assets, end of period (in millions)	$1,474	$1,568	$2,034	$2,979	$1,924	$1,426
Ratio of expenses to average net assets	1.29%	1.21%	1.11%(2)	1.04%	1.13%	1.10%
Ratio of net investment income (loss) to average net assets	-0.31%	-0.14%	-0.23%(2)	-0.48%	-0.22%	0.13%
Portfolio turnover rate	77.00%	59.14%	100.57%	63.78%	83.67%	90.51%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase. (2)Annualized. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS VANGUARD FUND Class B Shares For a Share of Capital Stock Outstanding Throughout Each Period:
	For the fiscal year ended June 30,		For the fiscal period ended	For the period from 10-4-99(1) through
	2003	2002	6-30-01	9-30-00

Net asset value, beginning of period	$6.83	$8.28	$14.01	$10.43

Income (loss) from investment operations:

Net investment loss
	(0.08)	(0.10)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments
	(0.06)	(1.33)	(3.88)	4.48

Total from investment operations	(0.14)	(1.43)	(3.96)	4.45

Less distributions:
From net investment income
	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains
	(0.00)	(0.02)	(1.51)	(0.87)
In excess of capital gains
	(0.00)	(0.00)	(0.26)	(0.00)

Total distributions	(0.00)	(0.02)	(1.77)	(0.87)

Net asset value, end of period	$6.69	$6.83	$ 8.28	$14.01

Total return	-2.05%	-17.33%	-30.84%	44.64%
Net assets, end of period (in millions)	$40	$36	$42	$42
Ratio of expenses to average net assets	2.68%	2.51%	2.29%(2)	2.14%(2)
Ratio of net investment loss to average net assets	-1.70%	-1.43%	-1.39%(2)	-1.49%(2)
Portfolio turnover rate	77.00%	59.14%	100.57%	63.78%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended September 30, 2000. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS VANGUARD FUND Class C Shares For a Share of Capital Stock Outstanding Throughout Each Period:
	For the fiscal year ended June 30,		For the fiscal period ended	For the period from 10-4-99(1) through
	2003	2002	6-30-01	9-30-00

Net asset value, beginning of period	$10.43	$14.01	$8.27	$6.83
Income (loss) from investment operations:
Net investment loss
	(0.04)	(0.08)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments
	(0.09)	(1.34)	(3.88)	4.48

Total from investment operations	(0.13)	(1.42)	(3.97)	4.45

Less distributions:
From net investment income
	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains
	(0.00)	(0.02)	(1.51)	(0.87)
In excess of capital gains
	(0.00)	(0.00)	(0.26)	(0.00)

Total distributions	(0.00)	(0.02)	(1.77)	(0.87)

Net asset value, end of period	$6.70	$6.83	$ 8.27	$14.01

Total return	-1.90%	-17.23%	-30.92%	44.64%
Net assets, end of period (in millions)	$12	$8	$7	$8
Ratio of expenses to average net assets	2.64%	2.50%	2.29%(2)	2.14%(2)
Ratio of net investment loss to average net assets	-1.67%	-1.43%	-1.39%(2)	-1.49%(2)
Portfolio turnover rate	77.00%	59.14%	100.57%	63.78%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended September 30, 2000. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS VANGUARD FUND Class Y Shares For a Share of Capital Stock Outstanding Throughout Each Period:
	For the fiscal year ended June 30,		For the fiscal period ended	For the fiscal year ended September 30,
	2003	2002	6-30-01	2000	1999	1998

Net asset value, beginning of period	$7.15	$8.52	$14.23	$10.13	$ 7.52	$9.12
Income (loss) from investment operations:
Net investment income (loss)
	(0.04)	0.01	(0.01)	(0.05)	(0.00)	0.03
Net realized and unrealized gain (loss) on investments
	0.03	(1.36)	(3.93)	5.02	2.75	0.19

Total from investment operations	(0.01)	(1.35)	(3.94)	4.97	2.75	0.22

Less distributions:
From net investment income
	(0.00)	(0.00)	(0.00)	(0.00)	(0.03)	(0.05)
From capital gains
	(0.00)	(0.02)	(1.51)	(0.87)	(0.11)	(1.77)
In excess of capital gains
	(0.00)	(0.00)	(0.26)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.02)	(1.77)	(0.87)	(0.14)	(1.82)

Net asset value, end of period	$7.14	$7.15	$ 8.52	$14.23	$10.13	$7.52

Total return	-0.14%	-15.90%	-30.15%	51.21%	36.94%	4.02%
Net assets, end of period (in millions)	$21	$13	$15	$20	$12	$5
Ratio of expenses to average net assets	0.88%	0.87%	0.84%(1)	0.82%	0.90%	0.91%
Ratio of net investment income (loss) to average net assets	0.08%	0.21%	0.04%(1)	-0.26%	-0.02%	0.33%
Portfolio turnover rate	77.00%	59.14%	100.57%	63.78%	83.67%	90.51%
(1)Annualized. See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2003

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2003, $4,894,988 was reclassified between additional paid-in capital and accumulated undistributed net investment loss. Net investment income, net realized gains and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At June 30, 2003, additional security costs amounted to $91,418, which are included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (all dollars in millions)			Annual Fee Rate for Each Level
From	$ 0 to	$10	$ 0
From	$ 10 to	$25	$ 11,000
From	$ 25 to	$50	$ 22,000
From	$ 50 to	$100	$ 33,000
From	$ 100 to	$200	$ 44,000
From	$ 200 to	$350	$ 55,000
From	$ 350 to	$550	$ 66,000
From	$ 550 to	$750	$ 77,000
From	$ 750 to	$1000	$ 93,500
From	$ 1000	and Over	$110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5292 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.
As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,365,828. During the period ended June 30, 2003, W&R received $94,176 and $1,279 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,413,346 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $72,973, which are included in other expenses.
W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than United States Government obligations and short-term securities, aggregated $1,120,073,955, while proceeds from maturities and sales aggregated $1,032,094,583. Purchases of options aggregated $5,415,267, while proceeds from maturities and sales aggregated $973,933. Purchases of short-term securities aggregated $3,820,763,296, while proceeds from maturities and sales aggregated $3,989,527,661. No United States Government securities were purchased or sold during the period ended June 30, 2003.

For Federal income tax purposes, cost of investments owned at June 30, 2003 was $1,307,679,479, resulting in net unrealized appreciation of $241,108,469, of which $265,047,132 related to appreciated securities and $23,938,663 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2003 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$-
Distributed ordinary income	-
Undistributed ordinary income	-
Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-
Capital loss carryover	130,155,323
Post-October losses deferred	3,160,979

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.
June 30, 2010	$120,138,726
June 30, 2011	130,155,323

Total carryover	$250,294,049

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.
	For the fiscal year ended June 30,
	2003	2002

Shares issued from sale of shares:
Class A	38,631	68,683
Class B	2,556	3,901
Class C	1,473	3,000
Class Y	1,974	1,275
Shares issued from reinvestment of capital gains distribution:
Class A	-	470
Class B	-	11
Class C	-	2
Class Y	-	3
Shares redeemed:
Class A	(50,759)	(87,791)
Class B	(1,803)	(3,676)
Class C	(909)	(2,714)
Class Y	(828)	(1,222)

Decrease in outstanding capital shares Value issued from sale of shares:	(9,665)	(18,058)

Class A	$252,843	$528,772
Class B	16,174	29,334
Class C	9,310	22,191
Class Y	13,564	9,949
Value issued from reinvestment of capital gains distribution:
Class A	-	3,635
Class B	-	80
Class C	-	15
Class Y	-	23
Value redeemed:
Class A	(326,259)	(674,831)
Class B	(11,136)	(27,585)
Class C	(5,621)	(20,110)
Class Y	(5,422)	(9,135)

Decrease in outstanding capital	$(56,547)	$(137,662)

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Vanguard Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") as of June 30, 2003, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Vanguard Fund, Inc. as of June 30, 2003, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 8, 2003

INCOME TAX INFORMATION

Normally, dividends and/or distributions are paid to shareholders of the Fund semiannually in June and December. No dividends and/or distributions were paid to shareholders during the fiscal year from July 1, 2002 through June 30, 2003.

The Board of Directors of Waddell & Reed Advisors Vanguard Fund, Inc.
Each of the individuals listed below serves as a director for portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"). The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Fund and Ivy Funds, Inc. (formerly, W&R Funds, Inc.)
Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.
Disinterested Directors
James M. Concannon (55)
 Washburn Law School, 1700 College, Topeka, KS 66621
 Position held with Fund: Director
 Number of portfolios overseen by Director: 39
 Director since: 1997
 Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
 Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm
John A. Dillingham (64)
 4040 Northwest Claymont Drive, Kansas City, MO 64116
 Position held with Fund: Director
 Number of portfolios overseen by Director: 39
 Director since: 1997
 Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises; Instructor at Central Missouri State University (1997 to 1998)
 Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army
David P. Gardner (70)
 2441 Iron Canyon Drive, Park City UT 84060
 Position held with Fund: Director
 Number of portfolios overseen by Director: 39
 Director since: 1998
 Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
 Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway
Linda K. Graves (49)
 6300 Lamar Avenue, Overland Park, KS 66202
 Position held with Fund: Director
 Number of portfolios overseen by Director: 39
 Director since: 1995
 Principal Occupation During Past 5 Years: First Lady of Kansas (1995 to 2003)
 Other Directorships held by Director: Director, American Guaranty Life Insurance Company
Joseph Harroz, Jr. (36)
 6300 Lamar Avenue, Overland Park, KS 66202
 Position held with Fund: Director
 Number of portfolios overseen by Director: 60
 Director since: 1998
 Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University (1996 to present); Vice President of the University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
 Other Directorships held by Director: Director and Treasurer, Oklahoma Appleseed Center for Law and Justice; Director, Ivy Funds, Inc.; Trustee, Ivy Fund
John F. Hayes (83)
 6300 Lamar Avenue, Overland Park, KS 66202
 Position held with Fund: Director
 Number of portfolios overseen by Director: 39
 Director since: 1988
 Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm (1995 to present)
 Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.
Glendon E. Johnson (79)
 13635 Deering Bay Drive, Unit 284, Miami, FL 33158
 Position held with Fund: Director
 Number of portfolios overseen by Director: 39
 Director since: 1971
 Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden Financial Corp. (1987 to 1998)
 Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America
Eleanor B. Schwartz (66)
 1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
 Position held with Fund: Director
 Number of portfolios overseen by Director: 60
 Director since: 1995
 Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
 Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Fund

Frederick Vogel III (67)
 6300 Lamar Avenue, Overland Park, KS 66202
 Position held with Fund: Director
 Number of portfolios overseen by Director: 39
 Director since: 1971
 Principal Occupation During Past 5 Years: Retired
 Other Directorships held by Director: None
Interested Directors
Robert L. Hechler (66)
 6300 Lamar Avenue, Overland Park, KS 66202
 Positions held with Fund: Director; formerly, President, Principal Financial Officer
 Number of portfolios overseen by Director: 24
 Director since: 1998
 Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
 Other Directorships held by Director: None
Henry J. Herrmann (60)
 6300 Lamar Avenue, Overland Park, KS 66202
 Positions held with Fund: Director and President; formerly, Vice President
 Number of portfolios overseen by Director: 60
 Director since: 1998; President since: 2001
 Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)
 Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Trustee, Ivy Fund
Frank J. Ross, Jr. (50)
 Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
 Position held with Fund: Director
 Number of portfolios overseen by Director: 39
 Director since: 1996
 Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
 Other Directorships held by Director: Director, Columbian Bank & Trust
Keith A. Tucker (58)
 6300 Lamar Avenue, Overland Park, KS 66202
 Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
 Number of portfolios overseen by Director: 60
 Director since: 1993; Chairman of the Board of Directors since: 1998
 Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);
Other Directorships held by Director: Chairman of the Board and Trustee, Ivy Fund

Officers
Theodore W. Howard (60)
 6300 Lamar Avenue, Overland Park, KS 66202
 Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
 Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 11 years; Principal Financial Officer, 1 year
 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None
Kristen A. Richards (35)
 6300 Lamar Avenue, Overland Park, KS 66202
 Positions held with Fund: Vice President, Secretary and Associate General Counsel
 Length of Time Served: 3 years
 Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
 Directorships held: None
Daniel C. Schulte (37)
 6300 Lamar Avenue, Overland Park, KS 66202
 Positions held with Fund: Vice President, Assistant Secretary and General Counsel
 Length of Time Served: 3 years
 Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
 Directorships held: None
Annual Privacy Notice
Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.
Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.
Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.
Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.
Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.
Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.
Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.
Householding Notice
If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:
Fax your request to 800-532-2749.
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.
Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.
To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W- 4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.
The Waddell & Reed Advisors Group of Mutual Funds
 Waddell & Reed Advisors Accumulative Fund
 Waddell & Reed Advisors Asset Strategy Fund, Inc.
 Waddell & Reed Advisors Bond Fund
 Waddell & Reed Advisors Cash Management, Inc.
 Waddell & Reed Advisors Continental Income Fund, Inc.
 Waddell & Reed Advisors Core Investment Fund
 Waddell & Reed Advisors Dividend Income Fund
 Waddell & Reed Advisors Global Bond Fund, Inc.
 Waddell & Reed Advisors Government Securities Fund
 Waddell & Reed Advisors High Income Fund, Inc.
 Waddell & Reed Advisors International Growth Fund, Inc.
 Waddell & Reed Advisors Limited-Term Bond Fund
 Waddell & Reed Advisors Municipal Bond Fund, Inc.
 Waddell & Reed Advisors Municipal High Income Fund, Inc.
 Waddell & Reed Advisors New Concepts Fund, Inc.
 Waddell & Reed Advisors Retirement Shares, Inc.
 Waddell & Reed Advisors Science and Technology Fund
 Waddell & Reed Advisors Small Cap Fund, Inc.
 Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
 Waddell & Reed Advisors Value Fund
 Waddell & Reed Advisors Vanguard Fund, Inc.
FOR MORE INFORMATION:
 Contact your financial advisor, or your
 local office as listed on your
 Account Statement, or contact:
 WADDELL & REED
 CLIENT SERVICES
 6300 Lamar Avenue
 P.O. Box 29217
 Shawnee Mission, KS 66201-9217
 (888) WADDELL
 (888) 923-3355
 Our INTERNET address is:
 http://www.waddell.com
For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.
NUR1005A (6-03)

ITEM 2. CODE OF ETHICS.
Not applicable for fiscal years ending prior to 7-15-03.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for fiscal years ending prior to 7-15-03.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable for fiscal years ending prior to 7-15-03.
ITEM 5. [RESERVED]
ITEM 6. [RESERVED]
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
 MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8. [RESERVED]
ITEM 9. CONTROLS AND PROCEDURES.
(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.
(b) There were no significant changes in the registrant's internal controls over financial reporting that occurred over the registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 10. EXHIBITS.
(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:
 Not applicable for fiscal years ending prior to 7-15-03.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).
 Attached hereto as Exhibit 99.CERT.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).
 Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Waddell & Reed Advisors Vanguard Fund, Inc.
 (Registrant)

By /s/Kristen A. Richards
 ------------------------------
 Kristen A. Richards, Vice President and Secretary
Date September 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By /s/Henry J. Herrmann
 ------------------------------
 Henry J. Herrmann, President and Principal Executive Officer
Date September 9, 2003

By /s/Theodore W. Howard
 ------------------------------
 Theodore W. Howard, Treasurer and Principal Financial Officer
Date September 9, 2003